Acquisition of Razor Genomics

September 2019

OncoCyte™

Forward Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) are forward-looking statements. These statements include those pertaining to the time to complete and the results of OncoCyte's ongoing CLIA Validation study of DetermaVu™, the closing of our planned acquisition of Razor and the Razor Test, implementation and results of research, development, clinical trials and studies, commercialization plans, future financial and/or operating results, and future opportunities for OncoCyte, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, the capacity of our third-party supplied blood sample analytic system to provide consistent and precise analytic results on a commercial scale, the need and ability to obtain future capital, maintenance of intellectual property rights, and the need to obtain third party reimbursement for patients' use of any diagnostic tests we commercialize. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of OncoCyte, particularly those mentioned in the "Risk Factors" and other cautionary statements found in OncoCyte's Securities and Exchange Commission filings, which are available from the SEC's website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. OncoCyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

OncoCyte™

We are building a global oncology content company with a portfolio of high value molecular tests, that help physicians and patients make informed care decisions to improve outcomes, reduce overall cost of care and drive significant returns for our shareholders.

Potential Growth Vectors

Core Asset Development	Complete DetermaVu Validation and initiate prospective trial for claims expansion	Initial sales in key states	Reimbursement
Partnership Opportunities	Explore opportunities with external technologies to improve sensitivity and specificity	Leverage biobank for access to methylation and cfDNA applications	License Developed Content for OCX Channel
Mergers and Acquisitions	Complimentary High Value content for creating lung vertical	High Value Content with current revenue streams and high gross margins	Pharma Services lab with High Value content revenues

OncoCyte™

Opportunity Selection Criteria

- High degree of scientific confidence
- Serve critical decision points in clinical oncology (focus on lung)
- Reimbursed content, or developing content with market predicate
- Area of high unmet clinical need
- High margin
- LDT US, potential to “kit” for ROW

Razor Acquisition Expands Cancer Diagnostic Continuum



Diagnosis of Cancer
Post-Diagnosis
Genetic Pre-Disposition
Screening
Diagnosis
Treatment Stratification
Treatment Selection
Therapy Monitoring and Recurrence Detection
DetermaVu Lung
RAZORGENOMICS

Diagnostic	OncoCyte DetermaVu	Razor Test
Stage of Care	Post LDCT/pre biopsy	Post surgical treatment/pre-chemotherapy
Clinical Utility (potential)	Eliminate unnecessary biopsies and resulting comorbidities	Better health outcomes from better predictor of patients that will benefit from adjuvant chemotherapy
Value Proposition	Significantly reduce overall costs of screening and prevent avoidable hospitalizations and deaths	Precision medicine for chemotherapy targeting chemo to appropriate early stage patients, increasing survival, saving 15k – 30k lives annually in U.S.; avoiding unnecessary chemo costs and side effects
US TAM ($)	$2B – $4.7B (US Market only)	$150M Stage I and II (US Market only)

OncoCyte™

Combined DetermaVu and Razor Answer Critical Questions and Establish Oncocyte as the Leader in Early Stage Lung Content


DetermaVu™
Lung
RAZORGENOMICS™
Transforming cancer care
Confirmatory
Malignant
Benign nodule
Biopsy
LDCT screening
98% False Alarms
Suspicious nodules
No suspicious nodules
Clear
Resection
High Risk
Low Risk
Adjuvant Chemotherapy

Average cost of biopsy and complications ~$15,000

Source: T. Lokhadwala presentation 2014 Multidisciplinary Symposium in Thoracic Oncology October 2014

Synergy of combined offering and common call points increases brand awareness, sales force efficiency and potential for success

OncoCyte™

Founder Biographies



David M. Jablons, MD
Founder

Professor David Jablons, MD is an internationally recognized leader in the fields of Surgical Thoracic Oncology and in Thoracic Oncology Research. He is the founder and Chief of the Thoracic Oncology Program at UCSF, as well as the Chief of the Thoracic Surgery Section of UCSF's Department of Surgery. The pioneering work of his NIH-funded Thoracic Oncology Laboratory, with one of the largest thoracic tumor tissue banks in the world, was among the first to document and publish the critical significance of stem cell biology in the genesis and virulence of a wide variety of cancers. This revolutionary research has led to numerous drug and diagnostics patents issued by the US and international patent offices, and to the development of both a new class of potential anticancer drugs and the first validated system for molecular personalization of early stage lung cancer care.



Michael Mann, MD
Founder

Professor Michael Mann, M.D. is an internationally respected thoracic surgeon and a seasoned entrepreneur. He is also a leader in the development of innovative genetic and molecular therapies and diagnostics for thoracic and cardiovascular disease. Dr. Mann joined the Thoracic Oncology Program at the University of California, San Francisco in 2003, and was also appointed as an Associate Investigator in the well-known UCSF Cardiovascular Research Institute. He had received an A.B. (summa cum laude) in synthetic chemistry from Princeton University and an M.D. from Stanford University, and was awarded a National Research Service Award Fellowship through the National Institutes of Health (NIH). Dr. Mann completed his General Surgery residency at Harvard Medical School/Brigham and Women's Hospital, where he also served on the Faculty of Cardiovascular Medicine, and subsequently completed his fellowship in Cardiothoracic Surgery at UCSF.

OncoCyte™

Razor Test Dramatically Reduces Mortality Rate for Early Stage Patients

- The ≈40,000 patients diagnosed annually in the US with "curable early stage" lung cancer face 30-50% mortality.
- In independent, blinded, international trials of over 1500 patients,
- Razor Test consistently ***outperformed current NCCN criteria*** in identifying patients likely to recur and therefore benefit from chemotherapy.
- High-risk patients identified with the Razor Test that went on to standard, inexpensive platinum doublet post-operative therapy had the ***survival rate increased from 49% to 92%*** compared to no chemo high-risk population.



A
B
Disease Free Survival (%)
Months
p=0.004
High-risk with chemo
High-risk no chemo
Molecular low-risk all without adjuvant chemo
Molecular high-risk with adjuvant chemo
Molecular high-risk no adjuvant chemo

Clinical Lung Cancer 2018;19:58

OncoCyte™

Published Research

Landmark publications in 2012 with subsequent data published in 2018 supporting clinical utility positions Razor Genomics as a *First Mover*

A practical molecular assay to predict survival in resected non-squamous, non-small-cell lung cancer: development and international validation studies

Johannes R Kratz*, Jianxing He*, Stephen K Van Den Eeden, Zhi-Hua Zhu, Wen Gao, Patrick T Pham, Michael S Mulvihill, Fatemeh Ziaei, Huanrong Zhang, Bo Su, Xiuyi Zhi, Charles P Quesenberry, Laurel A Habel, Qiuhua Deng, Zongfei Wang, Jiangfen Zhou, Huiling Li, Mei-Chun Huang, Che-Chung Yeh, Mark R Segal, M Roshni Ray, Kirk D Jones, Dan J Raz, Zhidong Xu, Thierry M Jahan, David Berryman, Biao He, Michael J Mann, David M Jablons

Large-scale validation studies: ~1,500 patients

China Clinical Trials Consortium: 967 patients (Stages I-IIIa)


Months

Kaiser Northern California: 420 patients (Stage I)


Overall survival (%)
Low risk
Intermediate risk
High risk
Months

Lancet 2012;379:823

Adjuvant Chemotherapy Guided by Molecular Profiling and Improved Outcomes in Early Stage, Non–Small-Cell Lung Cancer

Gavitt A. Woodard,[1] Sue X. Wang,[1] Johannes R. Kratz,[1] Clara T. Zoon-Besselink,[1] Chun-Yuan Chiang,[2] Matthew A. Gubens,[3] Thierry M. Jahan,[3] Collin M. Blakely,[3] Kirk D. Jones,[4] Michael J. Mann,[1] David M. Jablons[1]

A


Disease Free Survival of Stage I-IIA Adenocarcinoma (N=100)
Based on Molecular Risk and Adjuvant Chemotherapy
Log-rank p = 0.001
Molecular Low Risk, all no adjuvant chemo
Molecular High Risk, no adjuvant chemo
Molecular High Risk, with adjuvant chemo
Months

Durable result in initial 100 patient cohort

36 Month mean follow up

B


Disease Free Survival of Stage I-IIA Adenocarcinoma (N=200)
Based on Molecular Risk and Adjuvant Chemotherapy
Log-rank p = 0.001
Molecular Low Risk, all no adjuvant chemo
Molecular High Risk, no adjuvant chemo
Molecular High Risk, with adjuvant chemo
Months

Confirmed result in expanded 200 patient cohort

24 Month mean follow up

Clinical Lung Cancer 2018;19:58

OncoCyte™

Razor Test Significantly Reduces Mortality for Stage I Patients



Razor Test
No Chemo
100% patients get Razor Test
25% High Risk
75% Low & Intermediate Risk
49% 5-year Survival
94% 5-year Survival
Chemo
92% 5-year Survival

- Few Stage I patients are administered chemotherapy
- Over a quarter could benefit from chemotherapy
- Razor assay produces 43% decrease in mortality for high risk patients, savings thousands of lives per year
- Ready for commercial launch

Allows cytotoxic chemotherapy to become a targeted therapy

Source: Clinical Lung Cancer 2018;19:58

OncoCyte™

First Mover Advantage in a Significant Market Opportunity

Market Overview

- ≈40,000 Stage I or II non-squamous NSCLC resections in the US annually
- Increasing Stage I population with advent of CT screening
- Current standard of care for all Stage IA and many IB/IIA is observation...no test on market today
- Many Stage IB and II patients forgo post-operative chemotherapy due to lackluster clinical data in patients who have not been stratified for risk
- Unprecedented opportunity for pharma to pursue large and growing market in stage IA-IIB for adjuvant IO and targeted agents...currently in discussion with several pharma companies

Reimbursement Process

- Received proposed positive LCD in August!
- Similar Prognostic Gene Expression panels are reimbursed between $3,500 - $4,000 today many with much smaller number of patients in their initial validation study for reimbursement
- CMS approval alone provides coverage for ~70%* of the US NSCLC market
- Many private payers likely to follow example in support of precision medicine

*Source: 2016 Centers for Disease Control and Prevention, % of lung cancer patients 65 years and older

OncoCyte™

Establishing Strong Barriers to Entry

Initiating Key Clinical Marketing Study

- Razor Genomics' planned prospective randomized clinical trial to dramatically accelerate adoption
- Study will define a new guideline-driven Standard of Care for US and International Guidelines
- First randomized study to document improvement in survival using tumor biology
- Once in guidelines, significant barrier to entry for other tests and trials

Test is Patent Protected

- Patents already issued in all major markets in US, Europe & Asia
- Test also protected by trade secrets that render the test extremely difficult to replicate

Standard Workflow Allows for Rapid Global Launch on Widely Adopted Platform


Resected, Non Small Cell Lung Cancer, (NSCLC) FFPE Sample
Block Sectioning
Paraffin Slices
mRNA Extraction
mRNA
Quantitative Real-Time PCR
cDNA Reverse Transcription
mRNA Quantification
Prognostic Algorithm
Identification of High-Risk Patients to inform treatment decision

Test designed and validated on ThermoFisher QuantStudio with an estimated install base of >3,000 enabling a potential global launch on established workflows.

Razor Genomics Acquisition Summary

- Razor Risk Stratification Test significantly reduces mortality!
- The test has been validated and published in peer review journals
- Recommendations to change staging protocol published in Jul'18
- Recent CMS Positive Coverage Decision indicative of the need for the test
- Acquisition allows OCX to transition to a commercial phase company in Q1 2020
- Compliments DetermaVu decision point
- Same endpoint that Genomic Health utilized in for their Oncotype Breast Test which resulted in a $2.8B exit
- Deal structure minimizes capital outlay and aligns Razor Genomics team via participation in revenue growth
- Prospective, randomized market utility trial to start immediately…will deliver data for acceptance in global guidelines
- ~ 50% of targeted patients in 11 states allowing for targeted commercial approach generating solid potential revenue growth with efficient use of commercial investment

OncoCyte™